SIR Worldwide, LLC

                                  EXHIBIT G.1
                     Channel Ice tm by SIR Worldwide, LLC
                        PATENTS AND PATENT APPLICAITONS
                                   May 1998

#    Country        Number    Application    Issue          Title
                              Date           Date
----------------------------------------------------------------------------
1.   Australia      647,137   May 9,1990 (1) Aug. 16, 1994  CHANNEL BLOCK ICE
                                                            SYSTEM

2.   Canada         2,082,426 May 9,1990 (1) Pending        CHANNEL BLOCK ICE
                                                            SYSTEM

3.   France         0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

4.   Germany        0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

5.   Great Britain  0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

6.   Italy          0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

7.   Netherlands    0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

8.   Spain          0527892   May 9,1990 (1) June 4,1997 (2)CHANNEL BLOCK ICE
                                                            SYSTEM

9.   USA            5,029,453 May 9,1990     July 9, 1991   CHANNEL BLOCK ICE
                                                            SYSTEM

10.  USA           08/854,581 May 12, 1997   Pending        SYSTEM & METHOD FOR
                                                         CHANNELED PROCESSING
                                                         OF NON-SOLID MATERIALS

11.  The World     08/854,581 May 8, 1998    Pending        SYSTEM & METHOD FOR
                    (U.S. #)                             CHANNELED PROCESSING
                                                         OF NON-SOLID MATERIALS

Notes:

1. Application date is priority date applying to respective patent or patent application and not necessarily the date on which patent application was actually filed.

2. Issue date is priority date applying to respective patent and not necessarily the actual date on which patent was issued.

                      CHANNEL ICE TECHNOLOGIES TRADEMARKS

#    Title          Application    Issue Date     Remarks
                    Date
----------------------------------------------------------------------------

1.   Channel Ice    n.a.           n.a.           This trademark name has been
                                                  properly marked with "TM"
                                                  when first appearing in
                                                  written documents.  No
                                                  registered trademark
                                                  application has been filed.

2.   Greenfreeze    May 1997       n.a.           U.S. registered trademark was
                                                  applied for, however SIR has
                                                  been notified Anheiser Busch
                                                  applied earlier for a
                                                  "Greenfreeze" registered
                                                  trademark.  SIR Recommends
                                                  this application be abandoned
                                                  in favor of the "Biofreeze"
                                                  trademark to be used for
                                                  Channel Ice Technologies
                                                  freeze-thaw applications.

3.   Biofreeze      n.a.           n.a.           This trademark name has been
                                                  properly marked with "TM"
                                                  when first appearing in
                                                  written documents.  No
                                                  registered trademark
                                                  application has been filed.

4.   SIR Snow Cannon  n.a.         n.a.           This trademark name has been
                                                  properly marked with "TM"
                                                  when first appearing in
                                                  written documents.  No
                                                  registered trademark
                                                  application has been filed.

                          CHANNEL ICE tm TECHNOLOGIES
                   INVENTORY AND MANUFACTURING FIXED ASSETS
                              SIR Worldwide, LLC


June 1998


#   Description     Location        Code/Remarks

1.  Channel Ice     Rancho Cold     CI-FA.  Aluminum extrusions connections of
    test plates,    Storage         various types to illustrate suitability of
    misc. sizes.                    circuiting and structural characteristics.

2.  Routing tool    Rancho Cold     CI-FA.  Custom built routing fixture and
    for channel     Storage         tool for removing webs from extrusions to
    plate                           cause proper flow circuiting.
    circuiting.

3.  Sign, Channel   Rancho Cold     CI-FA.  High quality plastic presentation
    Ice, 2' x 8',   Storage         sign in excellent condition using Channel
    special                         Ice logo.
    plastic.

4.  Channel Ice     Rancho Cold     CI-FA.  These two test configurations were
    test units, 2   Storage         used to test integrity and other
    (two). 4(four)                  characteristics of bottom plate welds with
    5 1/2"                          full weld at perimeter.
    channels, 38"
    high, 4' long.

5.  Channel Plate   Taber Metals.   CI-FA.  This custom extrusion dye was
    aluminum                        designed for making channel plates.
    extrusion dye.

6.  Channel Ice     LA Cold         CI-FA.  This unit has been used extensively
    test            Storage.        for ice, food, and nonfood freeze and
    demonstrator.                   freeze-thaw testing.  Unit is suitable for
    5 1/2"                          sending to remote locations. High side is
    channel, 3'                     separate and required for operating unit.
    long.

7.  Misc.           Rancho Cold     Various parts including small partially
    inventory.      Storage.        built Channel Ice demonstrator units,
                                    aluminum extrusions, chains, sprockets,
                                    gear drives, etc.